[Adhia letterhead]


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Hitesh P. Adhia, certify that:

1. I have reviewed this report, filed on behalf of Adhia Funds, Inc. (the "Company") on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. Section. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of Section. 13 (a) or Section. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 30, 2004                             /s/Hitesh P. Adhia
                                            ------------------------
                                            Hitesh P. Adhia
                                            Chief Executive Officer
                                            Adhia Funds, Inc.




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[Adhia letterhead]





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Carol K. McAllister, certify that:

1. I have reviewed this report, filed on behalf of Adhia Funds, Inc. (the "Company") on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. Section. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of Section. 13 (a) or Section. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 30, 2004                             /s/Carol K. McAllister
                                            ------------------------
                                            Carol K. McAllister
                                            Chief Financial Officer
                                            Adhia Funds, Inc.